Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes

Note 9. Income Taxes

a.     Deferred Tax Assets and Liabilities

The components of the Company's deferred tax assets and liabilities as of December 31, 2015 and 2014 were as follows:

	December 31,	December 31,
	2015	2014
	(U.S. $ in thousands)
Deferred tax assets:
Tax losses carry forwards	$87,718	$35,904
Inventory related	18,317	11,878
Intangibles assets	31,890	-
Provision for employee related obligations	7,672	9,516
Stock-based compensation expense	6,214	5,673
Deferred revenue	3,344	2,272
Depreciation	1,994	3,907
Allowance for doubtful accounts	776	430
Foreign currency losses	-	1,260
Research and development credit carryforwards	8,355	2,009
Other items	2,223	2,389
Gross deferred tax assets	168,503	75,238
Valuation allowance	(152,115)	-
Total deferred tax assets	$16,388	$75,238

Deferred tax liabilities:
Intangibles assets	$(28,387)	$(103,541)
Foreign currency losses	(450)	-
Depreciation	(1,852)	(1,556)
Total deferred tax liabilities	$(30,689)	$(105,097)

Net deferred tax liabilities	$(14,301)	$(29,859)

The Company's deferred tax assets and liabilities are classified in the consolidated balance sheets as follows:

	December 31, 2015	December 31, 2014
	(U.S. $ in thousands)
Current deferred tax assets	$-	$25,697
Non-current deferred tax assets	1,739	279
Non-current deferred tax liabilities	16,040	55,835
Net deferred tax assets	$(14,301)	$(29,859)

The Company has adopted a new ASU which requires classification of deferred tax assets and liabilities as noncurrent on the balance sheet. All deferred taxes are classified as non-current on the balance sheet as of December 31, 2015. Prior periods were not retrospectively adjusted. For further information, refer to note 1.

As of December 31, 2015, the Company had a tax net operating losses carryforward of approximately $237.5 million related to its U.S. subsidiaries, resulting in a deferred tax asset of approximately $88.5 million. As a result of losses incurred by its US subsidiaries in 2015 and since the near-term realization of these assets is unlikely, the Company provided a valuation allowance of $152.1 million for its deferred tax assets related to its U.S. subsidiaries that are not expected to be realized.

Significant judgment required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considered all available evidence, including past operating results, the most recent projections for taxable income, and prudent and feasible tax planning strategies. The Company reassess its valuation allowance periodically and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.

Included in the net deferred tax liability are net operating loss and credit carryovers of $95.5 million which expire in years ending from December 31, 2022 through December 31, 2035.

The Company believes that all future profits in its subsidiaries will be indefinitely reinvested or that there is no expectation to distribute any taxable dividends from these subsidiaries. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is estimated as a non-material amount.

b.       Provision for Income Taxes

 Loss before income taxes for the years ended December 31, 2015, 2014 and 2013 was as follows:

	2015	2014	2013
	(U.S. $ in thousands)
Domestic	$(635,721)	$25,903	$(13,391)
Foreign	(748,110)	(180,621)	(15,990)
	$(1,383,831)	$(154,718)	$(29,381)

The components of income taxes for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
	(U.S. $ in thousands)
Current
Domestic	$4,564	$10,650	$14,714
Foreign	8,304	7,989	1,914
	12,868	18,639	16,628

Deferred
Domestic	(18,607)	(5,177)	(9,428)
Foreign	(4,581)	(48,710)	(9,674)
	(23,188)	(53,887)	(19,102)
Total income taxes	$(10,320)	$(35,248)	$(2,474)

A reconciliation of the statutory income tax rate and the effective tax rate for the years ended December 31, 2015, 2014, and 2013 is set forth below:

	2015	2014	2013
Statutory tax rate	26.5%	26.5%	25.0%
Approved and Privileged enterprise benefits	(0.4)	3.7	6.0
Goodwill and intangibles impairment	(15.3)	(17.3)	-
Revaluation of obligations in connection with acquisitions	0.2	3.1	-
Stock compensation expense	(0.4)	(3.7)	(17.3)
Tax contingencies	(0.3)	1.6	(12.1)
Non-deductible acquisition expenses	(0.1)	(0.1)	(4.8)
Earning taxed under foreign law	1.4	9.6	13.2
Valuation Allowance	(11.0)	-	-
Other	0.1	(0.6)	(1.6)
Effective income tax rate	0.7%	22.8%	8.4%

Uncertain tax positions

Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of a tax audit or changes in the tax law. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate. Accruals for tax contingencies are provided for in accordance with the requirements of ASC 740.

As of December 31, 2015, 2014 and 2013, the Company had unrecognized tax benefits of $13.9 million, $8.6 million and $10.3 million, respectively. If recognized, these benefits would favorably impact the effective tax rate. A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows::

	2015	2014	2013
	(U.S. $ in thousands)
Balance at beginning of year	$8,552	$10,346	$4,041
Additions for tax positions related to the current year	4,116	2,705	3,997
Additions for tax positions related to previous years	1,987	734	2,562
Reduction of reserve for statute expirations	(725)	(5,233)	(254)
Balance at end of year	$13,930	$8,552	$10,346

The Company's unrecognized tax benefits includes $173 thousand for estimated interest and penalties at December 31, 2015. The Company does not expect uncertain tax positions to change significantly over the next twelve months..

The Company is subject to income taxes in the U.S., various states, Israel and certain other foreign jurisdictions. The Company files income tax returns in various jurisdictions with varying statutes of limitations. Tax returns of Stratasys Inc. submitted in the United States through 2012 tax year are considered to be final following the completion of the Internal Revenue Service examination. Tax returns of Stratasys Ltd. submitted in Israel through the 2012 tax year are considered to be final following the completion of the Israeli Tax Authorities examination upon audit. The expiration of the statute of limitations related to the various other foreign and state income tax returns that the Company and its subsidiaries file vary by state and foreign jurisdiction.

c. Basis of taxation:

The enacted statutory tax rates applicable to the Company's major subsidiaries outside of Israel are as follows:

Company incorporated in the U.S.—tax rate of 35%.
Company incorporated in Germany—tax rate of 27.9%.
Company incorporated in Hong Kong—tax rate of 16.5%.

      A significant portion of the Company's income after the December 1, 2012 merger date is taxed in Israel. The following is a summary of how the Company's income is taxed in Israel:

Corporate tax rates in Israel were as follows: 2013-25%, 2014 and 2015-26.5% and was decreased to 25% in 2016 and thereafter. The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company's taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company's Israeli taxable income..

        Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the “Law”)

Various industrial projects of the Company have been granted “Approved Enterprise” and “Beneficiary Enterprise” status, which provides certain benefits, including tax exemptions for undistributed income and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at the regular corporate rate, which was 26.5% in 2015.

The Company is a Foreign Investors Company, or FIC, as defined by the Israeli Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises and Beneficiary Enterprises, depending on the level of foreign ownership. When foreign (non-Israeli) ownership equal or exceeds 90%, the Approved Enterprise and Beneficiary Enterprise income is either tax-exempt for a limit period between two to ten years depending on the location of the enterprise or taxable at a tax rate of 10% for a 10-year period. The Company cannot assure that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.

In the event of distribution of dividends from the said tax-exempt income as described above, the amount distributed will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's or Beneficiary Enterprise's income. Dividends paid out of income attributed to Approved Enterprise's or Beneficiary Enterprise are subject to withholding tax at the source at the rate of 15%, unless a lower rate is provided in a treaty between Israel and the shareholder's country of residence.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Investment Law and regulations published thereunder. Should the Company fail to meet such requirements in the future, income attributable to its Approved Enterprise and Beneficiary Enterprise programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received with respect to such programs. The refund will be subject to interest and index changes as applicable the law.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividends, as it intends to reinvest its tax-exempt income within the Company. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved or Beneficiary Enterprise programs, as the undistributed tax exempt income is essentially permanent in duration.

As of December 31, 2015, tax-exempt income of approximately $155.9 million is attributable to the Company's various Approved and Beneficiary Enterprise programs. If such tax exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and taxes of approximately $15.6 million would be incurred as of December 31, 2015.

A January 2011 amendment to the Investment Law (the “2011 Amendment”) created alternative benefit tracks to those previously in place, as follows: an investment grants track designed for enterprises located in development zone A and two new tax benefits tracks (“Preferred Enterprise” and “Special Preferred Enterprise”), which provide for application of a unified tax rate to all preferred income of the company, as defined in the Investment Law.

The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a “Preferred Company” through its Preferred Enterprise (as such term is defined in the Investment Law) effective as of January 1, 2011 and thereafter. A Preferred Company is defined as either (i) a company incorporated in Israel and not fully owned by a governmental entity or (ii) a limited partnership that: (a) was registered under the Partnerships Ordinance; (b) all of its limited partners are companies incorporated in Israel, but not all of them are governmental entities, which, among other things, has Preferred Enterprise status and are controlled and managed from Israel. Pursuant to the 2011 Amendment, a Preferred Company is entitled to a reduced corporate flat tax rate of 15% with respect to its preferred income derived by its Preferred Enterprise in 2011-2012, unless the Preferred Enterprise is located development zone A, in which case the rate will be 10%. Such corporate tax rate will be reduced to 12.5% and 7%, respectively, in 2013 and will increase to 16% and 9% in 2014 and thereafter. Income derived by a Preferred Company from a “Special Preferred Enterprise” (as such term is defined in the Investment Law) would be entitled, during a benefits period of 10 years, to further reduced tax rates of 8%, or to 5% if the Special Preferred Enterprise is located in development zone A.

Dividends paid out of income attributed to a Preferred Enterprise were subject to withholding tax at the source at the rate of 15% before 2014 and 20% in 2014 and thereafter or such lower rate as may be provided in an applicable tax treaty. However, if such dividends are paid to an Israeli company, no tax will be withheld. Should a company elect to implement the 2011 Amendment with respect to its existing Approved and Benefiting Enterprises prior to June 30, 2015, dividends distributed from taxable income derived from Approved Enterprises or Benefiting Enterprises to another Israeli company would also not be subject to tax.

The 2011 Amendment also provided transitional provisions to address companies already enjoying current benefits. These transitional provisions provide, among other things, the following:

  The terms and benefits included in any certificate of approval that was granted to an Approved Enterprise that chose to receive grants, before the 2011 Amendment came into effect, will remain subject to the provisions of the Investment Law as in effect on the date of such approval, while provided that certain conditions are met.
  The terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, that had participated in an alternative benefits program, before the 2011 Amendment came into effect will remain subject to the provisions of the Investment Law as in effect, on the date of such approval, provided that certain conditions are met. However, a company that has such enterprise can file a request with the Israeli Tax Authority, to treat its income derived as of January 1, 2011 as subject to the provisions of the Investment Law as amended in 2011. Such request may not be withdrawn.
  A Beneficiary Enterprise can elect to continue to benefit from the benefits provided to it before the 2011 Amendment came into effect, provided that certain conditions are met, or can file a request with the Israeli Tax Authority to treat its income derived as of January 1, 2011 as subject to the provisions of the Investment Law as amended in 2011. Such request may not be withdrawn.

The Company has examined the possible effect, if any, of these provisions of the 2011 Amendment on its financial statements and has decided, at this time, not to opt to apply the new benefits under the 2011 Amendment.

        Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969

The Company is an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.